Exhibit 99.1

VPC Impact Acquisition Holdings Announces Transfer of Listing To NYSE In Connection With Its Proposed Business Combination with Bakkt

CHICAGO – October 5, 2021 – VPC Impact Acquisition Holdings (NASDAQ: VIHAU, VIH and VIHAW) (“VIH”), announced today that it intends to withdraw the listing of its Class A ordinary shares, warrants to purchase Class A ordinary shares and related units from The Nasdaq Stock Market LLC (“Nasdaq”) and list its common stock and warrants on the New York Stock Exchange (the “NYSE”) following, and subject to, the completion of its previously announced business combination (the “Proposed Transaction”) with Bakkt Holdings, LLC (“Bakkt”), which is expected to close on or around October 15, 2021. In connection with the Proposed Transaction, VIH will change its name to Bakkt Holdings, Inc. The Company expects its common stock and warrants to commence trading on NYSE on or about October 18, 2021 under the symbols “BKKT” and “BKKT WS,” respectively. VIH’s Class A ordinary shares and warrants to purchase Class A ordinary shares are expected to continue to trade on Nasdaq until the transfer to NYSE is complete. The last day of trading of VIH’s units on Nasdaq is expected to be October 15, 2021, assuming closing of the Proposed Transaction on such date.

The decision to list on NYSE was made in consideration of the Proposed Transaction and enables the post-combination company to be listed alongside other innovative technology companies that are also listed on NYSE. The Nasdaq delisting and NYSE listing are subject to the closing of the Proposed Transaction and fulfillment of all NYSE listing requirements.

About VPC Impact Acquisition Holdings

VPC Impact Acquisition Holdings’ sponsor is an affiliate of Victory Park Capital, a global investment firm with a long track record of executing debt and equity financing transactions with some of the largest global Fintech companies. The firm was founded in 2007 and is headquartered in Chicago with additional resources in New York, Los Angeles and Austin. Victory Park Capital is privately held and a Registered Investment Advisor with the SEC.

About Bakkt

Bakkt® is a trusted digital asset marketplace that enables institutions and consumers to buy, sell, store and spend digital assets. Bakkt’s retail platform, now available through the recently-released Bakkt App, amplifies consumer spending, reduces payment costs, and bolsters loyalty programs, adding value for all key stakeholders within the Bakkt payments and digital assets ecosystem. Launched in 2018 by Intercontinental Exchange, Inc., Bakkt is headquartered in Alpharetta, GA. For more information, visit: http://www.bakkt.com/

Additional Information and Where to Find It

In connection with the Proposed Transaction, VIH filed a registration statement on Form S-4 that included a proxy statement/prospectus of VIH. On September 17, 2021, the registration statement was declared effective by the SEC. This document is not a substitute for the definitive proxy statement/prospectus, that was distributed to holders of VIH’s ordinary shares in connection with its solicitation of proxies for the vote by VIH’s shareholders with respect to the Proposed Transaction and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the Domestication. VIH has mailed the definitive proxy statement/prospectus and other relevant documents to its shareholders. This document does not contain all the information that should be considered concerning the Proposed Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transaction. VIH’s shareholders and other interested persons are advised to read the definitive proxy statement/prospectus and other documents filed in connection with the Proposed Transaction, as these materials contain important information about Bakkt, VIH and the Proposed Transaction.

INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT BAKKT, VIH, THE PROPOSED TRANSACTION AND RELATED MATTERS.

The definitive proxy statement/prospectus and other relevant materials for the Proposed Transaction have been mailed to the shareholders of record of VIH as of September 14, 2021 for voting on the Proposed Transaction. VIH shareholders may also obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge at the SEC’s website at www.sec.gov. These documents can also be obtained free of charge from VIH upon written request to VIH by emailing vihinfo@victoryparkcapital.com or by directing a request to VIH’s secretary at c/o Victory Park Capital Advisors, LLC, 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or securityholder. However, VIH, Bakkt, Intercontinental Exchange Holdings, Inc. (“ICE”) and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Proposed Transaction under the rules of the SEC. Information regarding VIH directors and executive officers may be found in its registration statement on Form S-1 relating to VIH’s initial public offering, including amendments thereto, and other reports which are filed with the SEC. Additional information regarding the participants is also included in the registration statement on Form S-4 and the definitive proxy statement/prospectus. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Bakkt’s industry and market sizes, future opportunities for VIH, Bakkt and the combined company, VIH’s and Bakkt’s estimated future results and the Proposed Transaction, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the Proposed Transaction. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in VIH’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) inability to meet the closing conditions to the Proposed Transaction, including the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; (ii) the inability to complete the Proposed Transaction due to the failure to obtain approval of VIH’s shareholders or Bakkt’s members, the failure to achieve the minimum amount of cash available following any redemptions by VIH’s shareholders or the failure to meet the national stock exchange’s listing standards in connection with the consummation of the Proposed Transaction; (iii) costs related to the Proposed Transaction; (iv) a delay or failure to realize the expected benefits from the Proposed Transaction; (v) risks related to disruption of management time from ongoing business operations due to the Proposed Transaction; (vi) the impact of the ongoing COVID-19 pandemic; (vii) changes in the markets in which Bakkt competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (viii) changes in the markets that Bakkt targets; (ix) risk that Bakkt may not be able to execute its growth strategies, including identifying and executing acquisitions; (x) risks relating to data security; and (xi) risk that Bakkt may not be able to develop and maintain effective internal controls. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of VIH’s final prospectus dated September 22, 2020 relating to its initial public offering, the registration statement on Form S-4 and the definitive proxy statement/prospectus discussed above and other documents filed by VIH from time to time with the SEC. These filings identify and address, or will identify and address, other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Contacts

For Bakkt:

Investors

Ann DeVries, Head of Investor Relations

ann.devries@bakkt.com

BakktIR@edelman.com

Media

Lauren Post

lauren.post@bakkt.com

For VIH:

Investors

vihinfo@victoryparkcapital.com

Media

Julia Fisher (Sahin)

Julia.Fisher@edelman.com

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